EXHIBIT 99.A
Investor Update February 27, 2007

Cautionary Statement Regarding Forward-looking Statements This presentation includes forward-looking statements and projections, made in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, including, without limitation, changes in unaudited and/or unreviewed financial information; our ability to file our Annual Report on Form 10-K by March 1, 2007; our ability to implement and achieve our objectives in our 2007 plan, including achieving our debt-reduction targets, earnings and cash flow targets; changes in reserve estimates based upon internal and third party reserve analyses; the effects of any changes in accounting rules and guidance; our ability to meet production volume targets in our Production segment; uncertainties and potential consequences associated with the outcome of governmental investigations, including, without limitation, those related to the reserve revisions and natural gas hedge transactions; outcome of litigation; our ability to comply with the covenants in our various financing documents; our ability to obtain necessary governmental approvals for proposed pipeline projects and our ability to successfully construct and operate such projects; the risks associated with recontracting of transportation commitments by our pipelines; regulatory uncertainties associated with pipeline rate cases; actions by the credit rating agencies; the successful close of our financing transactions; our ability to successfully exit the energy trading business; our ability to close our announced asset sales on a timely basis; changes in commodity prices for oil, natural gas, and power; inability to realize anticipated synergies and cost savings associated with restructurings and divestitures on a timely basis; general economic and weather conditions in geographic regions or markets served by the company and its affiliates, or where operations of the company and its affiliates are located; the uncertainties associated with governmental regulation; political and currency risks associated with international operations of the company and its affiliates; competition; and other factors described in the company's (and its affiliates') Securities and Exchange Commission filings. While the company makes these statements and projections in good faith, neither the company nor its management can guarantee that anticipated future results will be achieved. Reference must be made to those filings for additional important factors that may affect actual results. The company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the company, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures This presentation includes certain Non-GAAP financial measures as defined in the SEC's Regulation G. More information on these Non-GAAP financial measures, including EBIT, and net debt, and the required reconciliations under Regulation G, are set forth in the appendix hereto.

Our Purpose El Paso Corporation provides natural gas and related energy products in a safe, efficient, and dependable manner the place to work the neighbor to have the company to own Creating a New Culture

Coming Off Great 2006 More than $1 billion year-over-year swing in profits Reduced gross debt by $2.8 billion Pipelines: Record earnings ? 22% increase from 2005* E&P: Generated organic production growth Replaced 108% of production primarily with drill bit Resolved important legacy issues *Includes ANR, 28% as reported

Financial Results EBIT Interest and debt expense Loss before income taxes Income tax (benefit) Loss from continuing operations Discontinued operations, net of income taxes Cumulative effect of accounting changes, net of income tax Net loss Preferred stock dividends Net loss available to common stockholders $ 249 (287) (38) (23) (15) (151) - (166) 9 $ (175) 2006 2005 Note: See appendix for discussion of non-GAAP terms Three Months Ended December 31 $ (99) (325) (424) (122) (302) 144 (4) (162) 10 $ (172) $ Millions

4Q 2006 Earnings Reconciliation Loss from continuing operations Adjustments: ANR operating results Production-related puts, calls, and swaps Alliance capacity buyout Adjusted income $ (15) 39 (4) 122 $ 142 $ (0.03) 0.06 (0.01) 0.17 $ 0.19 Earnings EPS $ Millions, Except EPS Note: See appendix for discussion of non-GAAP terms

Note: See appendix for discussion of non-GAAP terms *Cash basis for PP&E and investment expenditures Business Unit Contribution Core Business Pipelines Exploration & Production Other Business Marketing Power Corporate and other Total Three Months Ended December 31, 2006 $ 302 137 (184) 31 (37) $ 249 Capex* EBIT DD&A $ 92 180 1 1 7 $ 281 $ 331 314 - - 10 $ 655 $ Millions

Financial Results 2006 2005 Twelve Months Ended December 31 EBIT Interest and debt expense Preferred interests of consolidated subsidiaries Income (loss) before income taxes Income tax (benefit) Income (loss) from continuing operations Discontinued operations, net of income taxes Cumulative effect of accounting changes, net of income tax Net Income (loss) Preferred stock dividends Net Income (loss) available to common stockholders $ 458 (1,286) (9) (837) (331) (506) (96) (4) (606) 27 $ (633) $ Millions $ 1,750 (1,228) - 522 (9) 531 (56) - 475 37 $ 438 Note: See appendix for discussion of non-GAAP terms

2006 Earnings Reconciliation $ Millions, Except EPS Income from continuing operations Adjustments: ANR operating results Production-related puts, calls, and swaps Alliance capacity buyout Income tax settlements MTM loss on MCV transaction Other legacy and debt restructuring costs Adjusted income $ 531 156 (172) 122 (159) 86 16 $ 580 $ 0.72 0.21 (0.23) 0.17 (0.22) 0.12 0.02 $ 0.79 Earnings EPS Note: See appendix for discussion of non-GAAP terms

Note: See appendix for discussion of non-GAAP terms *Cash basis for PP&E and investment expenditures Business Unit Contribution Twelve Months Ended December 31, 2006 Core Business Pipelines Exploration & Production Other Business Marketing Power Corporate and other Total $ 1,187 640 (71) 82 (88) $ 1,750 Capex* EBIT DD&A $ 370 645 4 2 26 $ 1,047 $ 1,025 1,113 - - 26 $ 2,164 $ Millions

Cash Flow Summary $ 531 1,119 1,650 279 174 2,103 (1,154) (2,544) $ (1,595) $ 2,164 $ 145 Net income (loss) from continuing operations Non-cash adjustments Subtotal Discontinued operations Working capital changes and other Cash flow provided by operating activities Cash flow used in investing activities1 Cash flow provided by (used in) financing activities1 Change in cash Capital expenditures2, 3 Dividends paid 1Includes discontinued operations 2Cash basis for PP&E and investment expenditures excluding discontinued operations 3Excludes $178 MM for East Texas acquisition and $847 MM for Medicine Bow acquisition in 2005 2006 2005 Twelve Months Ended December 31 $ (510) 1,055 545 301 (578) 268 (501) 248 $ 15 $ 1,589 $ 121 $ Millions

2006 Analysis of Cash Flow Used in Financing Activities Uses: Long-term debt retirement, net of issuances Discontinued operations, net Dividends paid Other Source: Common stock issuance Total cash used $ (2,649) (232) (145) (18) 500 $ (2,544) $ Millions Significant cash used for debt reduction

Balance Sheet Summary Total financing obligations1 Securities of subsidiaries Convertible preferred stock2 Common stockholders' equity Total book capitalization Cash Net debt1 Weighted average cost of debt $ 14,689 31 750 4,186 $ 19,656 $ 537 $ 14,152 7.9 % December 31, 2006 September 30, 2006 $ Millions Note: See appendix for discussion of non-GAAP terms 1Excludes $741 MM of ANR debt included in discontinued operations 2Liquidation value $ 14,438 29 750 4,742 $ 19,959 $ 759 $ 13,679 8.0%

Pipelines Segment Results $ 302 $ 331 15,405 1,587 16,992 EBIT Capital expenditures1 Throughput (BBtu/d)2 100% Equity Investment Total throughput 2005 2006 Three Months Ended December 31 2005 2006 Twelve Months Ended December 31 $ 183 $ 156 14,489 1,522 16,011 $ 1,187 $ 1,025 15,307 1,705 17,012 $ 924 $ 729 14,425 1,645 16,070 Note: See appendix for discussion of non-GAAP terms 1Cash basis for PP&E and investment expenditures 2Excludes ANR and related assets which are included in discontinued operations $ Millions 15

E&P Results EBIT Capital expenditures* Acquisitions Production (MMcfe/d) Consolidated volumes Four Star equity volumes Production costs ($/Mcfe) General & administrative expenses ($/Mcfe) Other ($/Mcfe) Total cash expenses ($/Mcfe) $ 137 $ 314 $ - 762 68 $ 1.36 0.50 0.05 $ 1.91 2005 2006 Three Months Ended December 31 Note: See appendix for discussion of non-GAAP terms. Excludes discontinued operations *Cash basis $ 168 $ 164 $ - 686 73 $ 1.18 0.90 (0.02) $ 2.06 $ 640 $ 1,113 $ - 730 68 $ 1.24 0.59 0.03 $ 1.86 2005 2006 Twelve Months Ended December 31 $ 696 $ 819 $ 1,025 744 24 $ 0.96 0.68 0.04 $ 1.68 $ Millions 16

Marketing Results EBIT MTM gas MTM for Production puts, calls, and swaps MTM power MTM for terminations Settlements, demand charges, and other Operating expenses and other income EBIT Three Months Ended December 31 2006 2005 Twelve Months Ended December 31 2006 2005 $ (13) 72 (197) (72) (1) (13) $ (224) $ (198) 269 70 36 (235) (13) $ (71) $ 39 (436) (314) (50) (35) (41) $ (837) $ (6) 13 7 - (190) (8) $ (184) Note: See appendix for discussion of non-GAAP terms * Includes $188 MM Charge for Alliance Capacity Divestiture $ Millions * * 17

2007-Beginning a New Chapter ANR sale provides $3.3 billion for additional debt reduction Continued Pipeline growth More than $2 billion of committed growth projects E&P improving performance Pursue MLP Illuminate asset value and provide low-cost capital 2007 Plan significantly de-risked

Appendix

Disclosure of Non-GAAP Financial Measures The SEC's Regulation G applies to any public disclosure or release of material information that includes a non-GAAP financial measure. In the event of such a disclosure or release, Regulation G requires (i) the presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and (ii) a reconciliation of the differences between the non-GAAP financial measure presented and the most directly comparable financial measure calculated and presented in accordance with GAAP. The required presentations and reconciliations are provided herein. Additional detail regarding non-GAAP financial measures can be reviewed in our full operating statistics posted at www.elpaso.com in the Investors section. El Paso uses the non-GAAP financial measure "earnings before interest expense and income taxes" or "EBIT" to assess the operating results and effectiveness of the company and its business segments. The company defines EBIT as net income (loss) adjusted for (i) items that do not impact its income (loss) from continuing operations, such as extraordinary items, discontinued operations, and the impact of accounting changes; (ii) income taxes; (iii) interest and debt expense; and (iv) distributions on preferred interests of consolidated subsidiaries. The company excludes interest and debt expense and distributions on preferred interests of consolidated subsidiaries so that investors may evaluate the company's operating results without regard to its financing methods or capital structure. El Paso's business operations consist of both consolidated businesses as well as investments in unconsolidated affiliates. As a result, the company believes that EBIT, which includes the results of both these consolidated and unconsolidated operations, is useful to its investors because it allows them to evaluate more effectively the performance of all of El Paso's businesses and investments. Net Debt is defined as El Paso's total Financing Obligations as disclosed on the company's consolidated balance sheet net of cash and cash equivalents. Net Debt is an important measure of the company's total leverage. Investor's should be aware that some of El Paso's cash is restricted and not available for debt repayment. Per Unit total Cash Expenses, or Cash Cost (per Mcfe) equal total operating expenses less DD&A and other non-cash charges divided by total consolidated production. Adjusted Income, or adjusted EPS, is defined as income from continuing operations adjusted for certain non-recurring items. It is an important measure because it adjusts for various items the company does not expect to be repeated in the future. El Paso believes that the non-GAAP financial measures described above are also useful to investors because these measurements are used by many companies in the industry as a measurement of operating and financial performance and are commonly employed by financial analysts and others to evaluate the operating and financial performance of the company and its business segments and to compare the operating and financial performance of the company and its business segments with the performance of other companies within the industry. These non-GAAP financial measures may not be comparable to similarly titled measurements used by other companies and should not be used as a substitute for net income, earnings per share or other GAAP measurements.

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Net Debt Reconciliation Total debt-continuing Cash Net debt-continuing Total debt-discontinued Total net debt $ 14,689 (537) 14,152 741 $ 14,893 $ Millions $ 17,266 (2,132) 15,134 968 $ 16,102 Dec. 31, 2006 Dec. 31, 2005 $ 14,438 (759) 13,679 741 $ 14,420 Sep. 30, 2006

Other Results EBIT Power Field Services Corporate and Other Total $ 31 - (37) $ (6) 2005 2006 Three Months Ended December 31 Twelve Months Ended December 31 $ (2) 128 (352) $ (226) $ 82 - (88) $ (6) 2005 2006 $ (89) 285 (521) $ (325) $ Millions Note: See appendix for discussion of non-GAAP terms

Production-Related Derivative Schedule Note: Positions are as of December 29, 2006 (contract months: January 2007-forward)

Investor Update February 27, 2007